Vanguard Global ex-U.S. Real Estate ETF
Summary Prospectus

February 28, 2012

Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq

Vanguard Global ex-U.S. Real Estate Index Fund ETF Shares (VNQI)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 28, 2012, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 866-499-8473 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to seeks to track the performance of a benchmark index that measures the investment return of international real estate stocks.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold
ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.10%
12b-1 Distribution Fee	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.35%

Example

The following example is intended to help you compare the cost of investing in Global
ex-U.S. Real Estate ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Global ex-U.S. Real Estate ETF. This example assumes that Global ex-U.S. Real
Estate ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7%.

Primary Investment Strategies
The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the S&P Global ex-U.S. Property Index, a free-
float-adjusted, market-capitalization-weighted index that measures the equity market performance of international real estate stocks in both developed and emerging markets. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs) and certain real estate management and development companies (REMDs). The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund’s performance could be hurt by:

• Industry concentration risk, which is the chance that real estate stocks will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in real estate stocks, industry concentration risk is high. The real estate industry can be adversely affected by, among other things, the value of securities of issuers in the real estate industry, including REITs and REMDs, and changes in real estate values and rental income, property taxes, interest rates, and demographics.

• Investment style risk, which is the chance that returns from real estate securities—
which frequently are small- or mid-capitalization stocks—will trail returns from global stock markets. Historically, real estate securities have performed quite differently from the global stock markets.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• Global ex-U.S. Real Estate ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of a Global ex-U.S. Real Estate ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy
Global ex-U.S. Real Estate ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although Global ex-U.S. Real Estate ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained.

• Trading of Global ex-U.S. Real Estate ETF Shares on Nasdaq may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of Global ex-U.S. Real Estate ETF Shares
may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund‘s ETF Shares
(based on NAV) in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Global ex-U.S. Real Estate Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 2.55% (quarter ended June 30, 2011), and the lowest return for a quarter was
–20.01% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2011
		Since
		Inception
		(Nov. 1,
	1 Year	2010)
Vanguard Global ex-U.S. Real Estate Index Fund ETF Shares
Based on NAV
Return Before Taxes	–16.56%	–13.29%
Return After Taxes on Distributions	–17.30	–14.17
Return After Taxes on Distributions and Sale of Fund Shares	–10.57	–11.69
Based on Market Price
Return Before Taxes	–16.70	–13.30
S&P Global ex-U.S. Property Index
(reflects no deduction for fees, expenses, or taxes)	–16.49%	–13.35%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After
Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since its inception in 2010.

Purchase and Sale of Fund Shares
You can buy and sell ETF Shares of the Fund through a brokerage firm. The firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares.

ETF Shares of the Fund cannot be purchased or redeemed directly with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, and only in exchange for baskets of securities rather than cash. For this Fund, the number of ETF Shares in a Creation Unit is 100,000.

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of
Fund shares.

Vanguard Global ex-U.S. Real Estate Index Fund ETF Shares—Fund Number 3358

This fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and its affiliates (“S&P”). S&P makes no representation, condition or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P Global ex-U.S. Property
Index to track the performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names and of the
S&P Global ex-U.S. Property Index which is determined, composed and calculated by S&P without regard to The Vanguard
Group, Inc. or the fund. S&P has no obligation to take the needs of The Vanguard Group, Inc. or the owners of the fund into consideration in determining, composing or calculating the S&P Global ex-U.S. Property Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P Global ex-U.S. Property Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, condition or representation, express or implied, as to results to be obtained by The Vanguard Group, Inc., owners of the fund, or any other person or entity from the use of the S&P Global ex-U.S. Property Index or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the S&P Global
ex-U.S. Property Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any lia-
bility for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P
Global ex-U.S. Property Index or any data included therein, even if notified of the possibility of such damages.

© 2012 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

Vanguard Marketing Corporation, Distributor.

SP 3358 022012